                                                                   EXHIBIT 10.16

                                                               EXECUTION VERSION

                            NOTE PURCHASE AGREEMENT


     This Note Purchase Agreement (the "Agreement") is made and entered into as of August 19, 1997, by and among AstroPower, Inc., a Delaware corporation (the "Company"), and Corning Incorporated, a New York corporation (the "Investor").

     WHEREAS, Investor wishes to purchase a note from the Company with the right to convert the note into common stock of the Company; and

     WHEREAS, the Company wishes to issue a note to the Investor and to grant a right of first refusal to the Investor in respect of additional financings, other corporate transactions, and licenses or sales of the Company's Silicon-Film(TM) technology;

     NOW, THEREFORE, in consideration of the premises and the mutual rights and obligations expressed herein the parties hereto agree as follows:

     1.   Purchase and Sale of Note
          -------------------------

          Note.  The Company agrees to sell to the Investor and, subject to the
          ----
terms and conditions set forth herein, the Investor agrees to purchase from the Company a Secured 7% Convertible Promissory Note (the "Note") in the principal amount of Five Million Dollars ($5,000,000.00) for the consideration of Five Million Dollars ($5,000,000.00), payable as set forth in Section 2. The Note shall be for a four (4) year term, bearing interest at 7% per annum, payable in kind and will be convertible into common stock ("Common Stock") of the Company at a conversion price per share equal to the lesser of (a) Six and 00/100 dollars ($6.00) or (b) seventy-five percent (75%) of the price per share received by the Company or its shareholders in respect of an initial public offering of Common Stock on or prior to the date of the conversion of the Note, in each case subject to adjustment as provided in the Note. The Note shall provide that the full principal amount and accrued interest thereon may be repaid in full without penalty at any time after the date which is two (2) years from the date of issuance, upon giving sixty (60) days prior notice and opportunity to the Investor to convert the Note into Common Stock as provided herein. In the event that the Note shall remain due and payable after the stated term, the Company shall grant to Investor a non-exclusive license to use all of the Company's Silicon-Film(TM) intellectual property under fair market terms and conditions as then shall be negotiated; provided, however, that in no event shall the obligation of the Company hereunder to grant such license negate or otherwise limit any legal rights available to Investor as a result of nonpayment of the Note. The form of the Note is set forth in Exhibit "A" attached hereto.

     2.  Closing
         -------

     The closing of the purchase and sale of the Note (the "Closing") will take place by mail or as the Parties may otherwise agree. At Closing, the Company will deliver to the Investor the Note upon payment of Five Million Dollars ($5,000,000.00). The Closing will be held on or before August 26, 1997, unless the parties otherwise agree.

     3.   Future Participation Rights
          ---------------------------

          3A. The Company shall notify Corning in reasonable detail of (i) any subsequent needs for equity or other financing involving instruments convertible into equity of the Company, (ii) any plans or proposals in respect of a Corporate Transaction (as hereinafter defined) or (iii) any plans or proposals to sell or license any intellectual property relating to the Company's Silicon-Film(TM) technology. Corning shall have thirty (30) days from the date of receipt of such notice to express its intent to participate or not participate in such transaction.

          3B. In the event that Corning expresses an intent to participate in such transaction, Corning's notice shall provide the Company with all reasonably relevant details of such participation, including relevant dollar amounts in respect of which Corning intends to participate and the general terms upon which it shall participate. The parties will use all reasonable efforts to consummate the closing of such transaction within as short a period of time as is reasonably practicable, and in any event, with respect to transactions referred to in Section 3A(i), within 45 days, and with respect to transactions referred to in Section 3A(iii), within 60 days..

          3C. In the event that Corning declines to participate in such transaction, the Company shall be free for a period of one (1) year after the date of its notice to Corning, as provided for in Section 3A, to consummate such a transaction or transaction(s) with third parties under terms no more favorable to such third parties as the Company had proposed to Corning. Notwithstanding anything to the contrary in this Agreement, the Company shall be free at any time to approach Corning with proposals for additional transactions.

          3D. Notwithstanding anything to the contrary herein, the Investor shall not have future participation rights as provided in this Part 3: (i) within the period commencing on the date hereof and ending on the date two (2) years subsequent to the date hereof if such transaction is (A) an initial public offering of the Company's Common Stock or (B) an issuance or issuances for cash of an aggregate of less than five percent (5%) of the Company's outstanding capital stock to a person or persons (including a "group" as defined in Section 13 of the Securities Act of 1933, as amended (the "Securities Act"), and related rules and regulations) that individually or as a "group", as a result of such issuance(s), would beneficially own (as defined in Section 13 of the Securities Act and related rules and regulations) less than five percent (5%) of the Company's then outstanding capital stock; and (ii) at any time after the full principal amount of the Note and all accrued interest thereon has been paid in full or the Notes have been fully converted as provided herein and therein.

          3E. For purposes of this Part 3, the term "Corporate Transaction" shall include any merger, consolidation or similar transaction involving the Company, or any sale or other disposition of a material portion of the capital stock of the Company or its assets or business

(whether acquired in whole or in part or directly or indirectly) through purchase, merger (other than a merger in which the Company is the surviving entity), consolidation or otherwise (other than sales of inventory or immaterial portions of the Company's assets in the ordinary course).

     4.   Covenants
          ---------

          The Company covenants and agrees with the Investor as follows:

          4A.  Financial Statements and Other Information.   The Company will
               ------------------------------------------
deliver to Investor so long as such Investor holds the Note, any other Notes issued in payment of accrued interest thereon (sometimes referred to herein collectively with the Note as the "Notes") or any shares of Common Stock issued upon conversion one or more Notes, copies of all financial statements delivered to the Company by the Company's auditors and all reports, if any, required to be filed by the Company pursuant to sections 13 and 14 of the Securities Exchange Act of 1934.

          4B.  Investor Information Meetings.  For so long as the Investor holds
               -----------------------------
Notes convertible in the aggregate into shares of Common Stock representing at least one percent (1%) of the total shares of Common Stock outstanding or holds shares of Common Stock and Notes convertible into Common Stock representing in the aggregate at least one percent (1%) of the total shares of Common Stock outstanding, the Company shall hold meetings with representatives of the Investor at reasonable intervals from time to time to discuss the business and prospects of the Company.

          4C.  Reservation of Common Stock.   The Company will at all times
               ---------------------------
reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of issuance upon the conversion of the Notes, such number of shares of Common Stock as are issuable upon the conversion of the Notes. All shares of Common Stock which are so issuable will, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed.

          4D.  Ranking of Note.   The Company's obligations under the Note will
               ---------------
rankreserve at least pari passu in priority of payment and in all other respects
                     ---- -----
with all other secured loans, debts or obligations of the Company entered into after the date hereof. The Company shall not, while any amount of the Note remains outstanding, offer to borrow funds from any third party on terms more favorable to the third party lender than those extended to Investor for the Note with respect to security for the Note, financial covenants or negative pledges of the Company in favor of such third party, repayment terms, or other significant matters, without offering such terms to Investor in writing.

          4E.  Use of Proceeds.  The Company shall apply the full amount
               ---------------
received by the Company from the Investor towards the engineering, design, lease, construction or expansion of facilities and purchase of equipment and related tooling or working capital devoted to the manufacture of product or products derived from or otherwise substantially relating to the Company's Silicon-Film(TM) technology (collectively, the "Assets").

          4F.  Security Interest.  The Company shall grant to the Investor a
               -----------------
first perfected security interest in all Assets pursuant to a Security Agreement to be executed and delivered at the Closing, substantially in the form set forth in Exhibit "B" attached hereto. The Company shall take all actions and do all things reasonably necessary to assist the Investor in perfecting the security interest referred to herein, including the execution of appropriate financing documents prepared for filing with jurisdictions selected by the Investor.

     5.   Representations and Warranties
          ------------------------------

          5A.  Representations by Company.  The Company represents, warrants and
               --------------------------
agrees as follows:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction where the properties owned, leased or operated, or the business conducted by it require such qualification. The Company has the requisite corporate power and authority to carry on its business as it is now being conducted.

               (ii) The authorized capital stock of the Company as of the date hereof consists of (A) 20,000,000 shares of $.01 per share par value Common Stock, of which 4,942,874 shares are issued and outstanding, and none of which are held in treasury; (B) 1,775,000 shares of $.01 per share par value Series A Convertible Preferred Stock, of which 1,746,164 shares are issued and outstanding, and none of which are held in treasury; and (C) 1,000,000 shares of $.01 per share par value Series B Convertible Preferred Stock, of which 448,545 shares are issued and outstanding, and none of which are held in treasury. All of the outstanding shares of Common Stock and Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable. There are no reservations for outstanding options, warrants and agreements to purchase any capital stock of the Company, other than as set forth on Schedule A hereto.

               (iii) The Notes when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued. The issuance of the Notes will not be subject to any preemptive rights or rights of first refusal created by the Company. The shares of Common Stock issuable upon conversion of the Notes have been duly and validly authorized and reserved. The shares of Common Stock issuable upon conversion of the Note will not be subject to any preemptive rights or rights of first refusal created by the Company, and upon conversion and cancellation of the Notes will be duly authorized, validly issued, fully paid and nonassessable.

               (iv) The Company has the requisite corporate power and authority and has taken all corporate action necessary in order to authorize, execute and deliver the Agreements and to consummate the transactions contemplated hereby and to perform the acts contemplated on its part hereunder. The Agreements are valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms.

               (v) The Company's Common Stock is not registered or required to be registered with the U.S. Securities and Exchange Commission or any applicable state securities board, and the issuance of the Note and the conversion of the Note into Common Stock as herein and therein contemplated will not require registration under the Securities Act of 1933 or under any state blue sky law.

               (vi) No notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any governmental or regulatory authority, agency, commission, court or other entity, domestic or foreign ("Governmental Entity"), or with or from any third party other than such as have been made or obtained, in connection with the execution and delivery of the Agreements by the Company, the consummation by the Company of the transactions contemplated by the Agreements and the performance of the acts contemplated on the part of the Company hereunder or thereunder.

               (vii) The execution and delivery of the Agreements by the Company do not, and the consummation by the Company of the transactions contemplated hereby and the performance of the acts contemplated on the part of the Company hereunder will not, constitute or result in (A) a breach or violation of, or a default under, the Certificate of Incorporation or By-Laws of the Company, or (B) a breach, violation or event triggering a right of termination of, or a default under, or the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time or both) pursuant to any provisions of, any agreement, lease of real or personal property, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of the Company or any law, rule, ordinance or regulation, agreement, instrument or judgment, decree, order or award to which the Company is subject or any governmental or non-governmental authorization, consent, approval, registration, franchise, license or permit under which the Company conducts its business.

               (viii) No investment banker, broker or finder is entitled to any financial advisory, brokerage or finder's fee or other similar payment from the Company based on agreements, arrangements or undertakings made by the Company or any of its directors, officers or employees in connection with the transactions and acts contemplated in the Agreements.

               (ix) The Financial Statements of the Company for the periods ending December 31, 1996 and 1995 (the "Financial Statements"), are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied.

               (x) The Company has no liabilities of any type, which in the aggregate exceed $10,000, whether absolute or contingent, which are not fully reflected in the Financial Statements, and since the date thereof has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

               (xi) There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company which questions the validity of any of the Agreements or the right of the Company to enter into the Agreements, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

               (xii) (A) The Company has not made, and has no intention of making, an assignment for the benefit of creditors and has not admitted, and has no intention of admitting, its inability to pay its debts generally as they become due; no order, judgment or decree has been entered or is anticipated to be entered adjudicating the Company bankrupt or insolvent; and

                      (B) The Company has not petitioned or applied to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company; no proceeding has been commenced under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; and, to the knowledge of the Company, no such petitions, applications or proceedings are contemplated.

               (xiii) In furnishing information to Investor for purposes of the Agreements, it has not made any untrue statements of a material fact to Investor or omitted to provide any material facts necessary to make such statements not misleading to Investor in light of the circumstances under which they were made.

          5B.  Representations by Investor.
               ---------------------------

               The Investor represents, warrants and agrees as follows:

               (i) Investor is purchasing the Note for its own account for the purpose of investment and not with a view toward the redistribution or resale of any part thereof. Investor has no present arrangement, understanding or agreement for transferring or disposing of the Note;

               (ii) Investor is aware that the purchase of the Note represents a speculative investment;

               (iii) Before executing this Agreement, representatives of Investor were furnished all information with respect to the Company that they requested and representatives of Investor were given the opportunity to ask Company executives all questions that such representatives had and to inspect the Company's operations;

               (iv) Investor confirms that it is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act;

               (v) Investor confirms that it is able to bear the economic risk inherent in its investment and understands that there currently is no, and that there may not ever be any, private or public market for the Notes in the event that Investor needs to liquidate its investment;

               (vi) Investor agrees that it will not offer or sell the Notes or any of the shares of Common Stock into which the Notes will be convertible unless the Notes or such shares of Common Stock are registered under the Securities Act and under all applicable state securities laws, unless Investor has established to the reasonable satisfaction of the Company that no such registration is required;

               (vii) Investor agrees that appropriate restrictive endorsements will be placed on the instrument evidencing the Notes and on the certificate(s) evidencing the shares of Common Stock into which the Notes are convertible to reflect the foregoing and that the Company will give appropriate stop transfer instructions to the person in charge of the transfer of its securities, including the Notes and the Common Stock; and

               (viii) No investment banker, broker or finder is entitled to any financial advisory, brokerage or finder's fee or other similar payment from either the Investor or the Company based on agreements, arrangements or undertakings made by the Investor or any of its directors, officers or employees in connection with the transactions and acts contemplated hereby.

     6.   Registration Rights
          -------------------

          6A. In the event that Investor desires to sell or prepare for sale the Common Stock issued or issuable upon conversion of the Notes and may not, according to the opinion of counsel to the Investor, sell within the desired period of time under the provisions of Rule 144 or another exemption from registration under the Securities Act, upon a date six (6) months after the registration of the Company's Common Stock with the U.S. Securities and Exchange Commission, and at all times thereafter through and including the date that is one year subsequent to the later of (i) the date of such registration of the Company's Common Stock with the U.S. Securities and Exchange Commission, (ii) the date that the full principal amount of the Notes and all accrued interest thereon is paid in full or (iii) the date that the Notes are fully converted into Common Stock of the Company, the Investor shall have the following demand registration rights:

               (i) The Investor shall have the right, by written notice to the Company, to require the Company to use its best reasonable efforts to file within thirty (30) days thereafter a registration statement for all shares of Common Stock issued or issuable upon conversion of the Notes owned by the Investor (also "Demand Covered Shares") as required by the Securities Act for sale or disposition of such Common Stock.

               (ii) The Company shall be entitled to defer filing any such registration statement for a period of up to ninety (90) days after such notice upon a good faith determination by the Company's management that the filing of a registration statement at such time would be detrimental to the Company due to the pendency of a material acquisition or financing or for other reasonable cause. Investor may request that the Company withdraw any such registration statement at any time prior to its effectiveness; provided that, any such withdrawn registration statement shall be treated as a completed registration fulfilling the obligations of the Company pursuant to this section unless the Investor shall reimburse the Company for all of the Company's costs and expenses incurred in connection with such withdrawn registration within thirty days following the request to withdraw.

               (iii) The Investor may elect to have conversion of the Notes contingent upon a registration statement hereunder being declared effective.

               (iv) In the event a registration statement has not been declared effective within one hundred fifty (150) days of demand because of the lack of good faith efforts by the Company, then for each thirty (30) day period thereafter until a registration statement becomes effective, the Company shall be required to issue to Investor an additional five percent (5%) of the shares issuable upon conversion of such Notes.

          6B. The Investor shall also have "piggyback" registration rights. If the Company proposes to sell shares of Common Stock for its own account and to register the sale of such shares under the Securities Act, or if the Company proposes to register the sale of shares of Common Stock to be sold for the account of any other shareholder, it shall give written notice of such proposed registration to Investor as promptly as possible and shall use its reasonable efforts to include in the offering all shares of Common Stock issued or issuable upon conversion of the Notes ("Piggyback Covered Shares" and together with Demand Covered Shares, "Covered Shares") then owned by Investor as Investor shall request, within twenty-five (25) days after the giving of such notice. Such offering of Investor's shares shall be upon the same terms (including method of distribution) as the securities being sold by the Company or any selling shareholder pursuant to any such offering; provided, however, that the Company shall not be required to give notice to Investor or include such shares in any such registration if the proposed registration is (A) a registration of a stock option or compensation plan or of Common Stock issued or issuable pursuant to any such plan, (B) a registration of Common Stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, or (C) to be on a form of registration statement for which the Piggyback Covered Shares are not eligible.

          6C. In connection with a registration of Covered Shares undertaken by the Company pursuant to this Part 6, the Company shall:

               (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the Securities Act with respect to the sale of all Covered Shares covered by such registration statement for at least 180 days after the effective date thereof;

               (ii) provide Investor a reasonable opportunity to review prior to filing any registration statement filed by the Company in connection with a registration in which Investor is participating, any amendments or supplements to such registration statement and any prospectus used in connection therewith;

               (iii) furnish to Investor such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act, and such other documents in each case as Investor may reasonably request in order to facilitate the sale of the Covered Shares covered by such registration statement;

               (iv) use its best efforts to register or qualify the Covered Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Investor shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable Investor to consummate the sale in such jurisdictions of such shares; provided that the Company shall not for any such purpose be required to register or qualify the covered shares covered by such registration statement in any jurisdiction in which the Common Stock is not then qualified for public trading, to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this section be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (v) notify Investor at any time when a prospectus relating to the Covered Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of Investor promptly prepare and furnish to Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (vi) use its best efforts to cause all of the Covered Shares included in such registration statement to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if there shall then be no such listing, to be accepted for quotation on NASDAQ;

               (vii) provide a transfer agent and registrar for the Covered Shares covered by such registration statement not later than the effective date of such registration statement; and

          6D. For as long as Investor shall continue to hold any Covered Shares, the Company shall use reasonable efforts to file, on a timely basis, all annual, quarterly and other reports, if any, required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations of the Commission thereunder, as amended from time to time. In the event of any proposed sale of Covered Shares by Investor pursuant to Rule 144 (or any successor rule) under the Securities Act, the Company shall cooperate with Investor so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of the Company's transfer agents, and the reasonable requirements of the broker through which the sales are proposed to be executed.

          6E. The costs and expenses of any registration effected pursuant to this Part 6 shall be allocated as provided in this Section 6E:

               (i) "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Part 6, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, transfer agents' and registrars' fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense the Company's accountants, including the cost of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company);

               (ii) "Selling Expenses" shall mean all underwriting discounts and selling commissions and other fees applicable to the sale not included in the definition of Registration Expenses and all fees and disbursements of counsel for any holder;

               (iii) In connection with any registration pursuant to Section 6A, the Company shall pay all Registration Expenses and Investor shall pay all Selling Expenses;

               (iv) In connection with any registration initiated by the Company in which Investor participates pursuant to Section 6B, the Company or other person initiating the registration shall pay all Registration Expenses, and Investor shall pay all Selling Expenses attributable to the inclusion in the offering of the Covered Shares being sold by Investor.

          6F. In the case of the registration effected by the Company pursuant to this part, the Company agrees to indemnify and hold harmless Investor, each underwriter of the Covered Shares so registered and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of the Covered Shares, or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this section shall not (x) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by Investor or such underwriter for use in connection with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement thereto, or (y) inure to the benefit of any underwriter or any person controlling such underwriter, if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the delivery of certificates representing Covered Shares or of written confirmation of the sale of Covered Shares to such person and if the untrue statement or omission concerned had been corrected in such final prospectus.

          6G. In the case of a registration effected by the Company pursuant to this part, Investor and each underwriter of the Covered Shares to be registered shall agree in the same manner and to the same extent as set forth above to indemnify and hold harmless the Company, each person who controls the Company, the directors of the Company and those of its officers who shall have signed any such registration statement, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by Investor or any such underwriter, respectively, for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment or supplement thereto.

          6H. Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained in this part, notify the indemnifying party in writing of the commencement thereof. In case any such action shall be brought against any indemnified party and it shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this part for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnity agreements in this part shall be in addition to any liabilities that the indemnifying parties may have pursuant to law.

          6I. If the indemnification provided for in this part shall be unavailable to or insufficient to hold harmless an indemnified party under sections 6F and 6G above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying parties shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportions as are appropriate to reflect to the relative benefits received by the respective indemnifying parties from the offering of the Covered Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under section 6H above, then each indemnifying party shall contribute to such amount paid by or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the indemnifying parties shall be deemed to be in the same proportion as the net proceeds to any such party bear to the total net proceeds from the offering before deducting expenses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the respective indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything herein to the contrary, in no event shall Investor's liability pursuant to this Part 6 be greater than the amount received by Corning from the offering and sale of shares under this Part 6.

     7.   Miscellaneous
          -------------

          7A.  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not

          7B.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7C.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          7D.  Descriptive Headings.   The descriptive headings of this
               --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          7E.  Governing Law; Venue.    This Agreement shall be interpreted in
               --------------------
accordance with the substantive laws of the State of New York, without regard to conflict of law principles that may lead to a contrary result. It is the intention of the parties that proper venue for any action, suit or proceeding arising pursuant to this Agreement or in connection with the transactions
contemplated herein shall be in New York State.   Each party agrees that any
such action, suit or proceeding shall be brought before a state or federal court sitting in the Western District of New York and waives any objection to venue in such court. Each party waives the right to demand a jury in any action, suit or proceeding arising pursuant to this Agreement.

          7F.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given either when delivered personally or three (3) business days after having been mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to the Investor and to the Company at the address indicated below:

IF TO THE COMPANY:

AstroPower, Inc.
Solar Park
Newark, DE  19716-2000
Attention:  President

IF TO THE INVESTOR:


Corning Incorporated
Attn: General Counsel
One Riverfront Plaza
Corning, New York 14831

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


ASTROPOWER, INC.  CORNING INCORPORATED



By: ____________________________    By: ________________________________________
    Allen M. Barnett
    President                       Printed Name: ______________________________

                                    Its: _______________________________________


                                    By: ________________________________________

                                    Printed Name: ______________________________

                                    Its_______________________________________